U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 17, 2012

GLOBAL IMMUNE TECHNOLOGIES, INC.

(Exact Name of registrant as specified in its Charter)

Wyoming	0-30520	98-05327255
(State of Incorporation)	Commission File No.	(IRS Employer
Identification No.)

2809 Great Northern Loop, Suite 100, Missoula, MT 59808-1749

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, (406) 322 - 3844

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SECTION 1. Registrants Business and Operations

Item 1.02 Termination of Material Definitive Agreement

On March 20, 2012 at a meeting of the Board of Directors, the meeting terminated the Definitive Agreement with Institute For Applied Technology and the Joint Venture known as RENON, GmbH., and to cancel and return to treasury the 92,000,000 shares of Company Common Stock issued in the transaction. The Company will now have 22,890,153 shares of Common Stock issued and outstanding.

SECTION 2. Financial Information

None

SECTION 3. Securities and Trading Markets

None

SECTION 4. Matters Related to Accountants and Financial Statements

None

SECTION 5. Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As referenced in Item 1.02 the 92,000,000 shares of Common Stock will be canceled and returned to treasury in conjunction with terminating the purchase and joint venture agreements. This was publically announced in a press release on March 20, 2012. Under Wyoming statutes the shares are issued as non-voting until a majority of then existing shareholders approve the change of control. As a formality, the upcoming shareholder meeting will vote down the acceptance of the issuance and officially cancel the shares previously issued.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 20, 2012 at a Meeting of the Board of Directors, the meeting accepted the resignation of four directors, Donald L. Perks, Uwe Vincenz, Christoph Ehses and Gerd Schroth leaving Alejandro Bellapart the sole director and Donald L. Perks the acting president.

On May 23, 2012 at a meeting of the Board of Directors sole director Alejandro Bellapart elected Jeffrey R. Bruhjell director and appointed him president, CEO, Secretary & CFO. Mr. Perks stepped down as Acting President. The size of the Board of Directors is now two.

On September 17, 2012 at a meeting of the Board of Directors, the meeting elected Mr. Serge Talon as director and appointed him president & CEO and Mr. Bruhjell Secretary & CFO. The size of the Board of Directors is now three.

Mr. Talon is an experienced executive originally from Quebec. Serge joined the US Army and served in Vietnam. Mr. Talon received Naturalized US Citizenship for his service and nowadays makes his home in Hollywood, Florida.

Neither Mr. Bellapart, Mr. Bruhjell or Mr. Talon will be paid for their services as directors at this time.

SECTION 6. [Reserved]

N/A.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business. Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

Safe Harbor for Failure to File

Because of the difficulty inherent in quick judgments regarding materiality and need to file under some of the new Form 8-K items, the SEC has adopted a limited safe harbor that will protect the company from (1) antifraud liability under Exchange Act Section 10(b) and Rule 10b-5 or (2) loss of eligibility to use abbreviated registration statement forms (i.e., Forms S-2 and S-3) under the Securities Act of 1933, solely as a result of failure to make a timely filing on Form 8-K. The failure-to-file safe harbor relates only to Items 1.01, 1.02, 2.03, 2.04, 2.05, 2.06 and 4.02(a) of amended Form 8-K, each of which requires management to make assessments regarding materiality or a determination regarding the occurrence of a triggering event.

The antifraud liability safe harbor relates only to the failure to file and not to misstatements or omissions that are made in Form 8-K disclosure. The liability safe harbor extends only until the due date of the company's next periodic report (in which the required disclosures must be made).

SECTION 8. Other Events

The Company’s address remains Suite 100, 2809 Great Northern Loop, Missoula, MT 59808-1749. The new telephone number is (406) 322-3844.

SECTION 9. Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Immune Technologies, Inc.
Dated: September 17, 2012

/S/Jeffrey R. Bruhjell
By: Jeffrey R. Bruhjell
Title: Secretary & CFO